Net Loss Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Loss Per Share
19. Net Loss Per Share
The Company computes net loss attributable per common stockholder using the two-class
method required for participating securities. The Company considers convertible preferred stock to be participating securities. In the event that the Company paid out distributions, holders of convertible preferred stock would participate in the distribution.
The
two-class
method is an earnings (loss) allocation method under which earnings (loss) per share is calculated for Common Stock and participating security considering a participating security’s rights to undistributed earnings (loss) as if all such earnings (loss) had been distributed during the period. The holders of Series A Preferred Stock and Series B Preferred Stock do not have an obligation to fund losses and therefore the Series A Preferred Stock and the Series B Preferred Stock were excluded from the calculation of basic net loss per share.
Basic and diluted net loss per share is computed by dividing the net loss by the weighted-average number of Common Stock and pre-funded
warrants outstanding during the period, without consideration of potential dilutive securities. The pre-funded
warrants are included in the computation of basic net loss per share as the exercise price is negligible and they are fully vested and exercisable. For periods in which the Company generated a net loss, the Company does not include the potential impact of dilutive securities in diluted net loss per share, as the impact of these items is anti-dilutive. The Company has generated a net loss for all periods presented, therefore diluted net loss per share is the same as basic net loss per share since the inclusion of potentially dilutive securities would be anti-dilutive.